OrthoPediatrics Corp.   May 2021 Mark Throdahl, CEO    Fred Hite, COO & CFO Dave Bailey, President

Disclaimer Forward‐Looking Statements This presentation includes "forward‐looking statements" within the meaning of U.S. federal securities laws. You can identify forward‐looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward‐looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward‐looking statements, including, among others: the risks related to COVID‐19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Quarterly Report on Form 10‐Q filed with the SEC on May 6, 2021, as updated and supplemented by our other SEC reports filed time to time. Forward‐looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward‐looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non‐GAAP Financial Measures This presentation includes certain non‐GAAP financial measures such as adjusted diluted earnings (loss) per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted earnings (loss) per share in this press release represents diluted earnings (loss) per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, the fair value adjustment of contingent consideration, non‐recurring professional fees and accrued legal settlement costs. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn‐outs in connection with certain acquisitions and the non‐recurring professional fees are related to our response to a previously disclosed SEC review. We believe that providing the non‐GAAP diluted earnings (loss) per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense, provision for income taxes (benefit), depreciation and amortization, stock‐based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring professional fees and accrued legal settlements costs. The Company believes the non‐GAAP measures provided in this earnings release enable it to further and more consistently analyze the period‐to‐period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non‐GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non‐recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non‐GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non‐GAAP diluted earnings (loss) per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of reported GAAP diluted earnings (loss) per share to non‐GAAP diluted earnings (loss) and net loss to non‐GAAP Adjusted EBITDA. 2

Highlights Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.5 billion U.S., $3.3 billion globally (2020 estimates) High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage:   ‐ Broadest pediatric‐specific orthopedic product offering with 35 surgical systems ‐ Strong relationships with pediatric orthopedic surgeons ‐ Deep commitment to clinical education ‐ Sales personnel are a consultative resource who attend surgery Consistent 20+% growth since inception, ex COVID ‐ 1Q21 revenue of $21.5 million, up 31% ‐ FY20 revenue of $71.1 million, down 2% ‐ FY19 revenue of $72.6 million, up 26% Recent Orthex and ApiFix acquisitions give OP proprietary, leading‐edge technology in both  external fixation and non‐fusion scoliosis markets and expand the Company’s total addressable  market Large Market Proprietary Technology Scalable Business 3

OP Today

A Company Built on a CAUSE

Cause

Improving the lives of children with orthopedic conditions



Gideon with CMO Emeritus Peter Armstrong, c. 1995.
Gideon's drawing of his girlfriend, 2016.

Company Snapshot

- Treated >200,000 patients since inception
- 35 surgical systems; ~7,800 SKUs; strong pipeline
- 16 additional systems from Orthex and ApiFix acquisitions in 1st quarter 2021
- 121 direct employees; 177 focused sales reps[2]
- Global sales organization focused on pediatric orthopedic surgeons in 45 countries[1]
- 92 issued patents; 71 patent applications[2]
- Chief Medical Officer is a fellow surgeon
- Average FDA approval time: < ½ industry average
- History of stable reimbursement

[1] As of March 31, 2021.
[2] As of May 4, 2021. Totals apply to patents issued to and/or applied by OrthoPediatrics or one of its wholly-owned subsidiaries.

4

Our Key Idea  Address orthopedic industry’s lack of focus  on product development, clinical education,  and sales presence Implants and instruments avoid complications  of re‐purposed adult products   Product development in collaboration with  leading pediatric orthopedic surgeons   Dedicated sales support attending surgeries Clinical education programs that build                  brand loyalty OP’s Market Impact 5 Screws Through Growth Plate Screws Parallel To Growth Plate Superior Clinical Outcomes Children Are Not Small Adults Re‐Purposed Adult Plate OP’s Solution

38% 62% Large and Focused Market Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market Trauma &  Deformity $609M OP’S $3.3 Billion Current Addressable Global Market1 $1.5 Billion U.S. Addressable Market1 Procedures (%) High Concentration of Pediatric  Trauma & Deformity and Scoliosis Procedures Smart  Implants $382M Scoliosis $315M Sports  Medicine $187M 268 U.S.  Hospitals 3,157 U.S.  Hospitals 61 Management’s March 2021 updates to IMS data from 2016

Product Line & Growth Diversification $71.1 million sales in 2020, decreased 2% vs  prior year ($2.7) million Dec ’20 revenue reduction  impacted 2020 growth by negative 4% $72.6 million sales in 2019, increasing 26% Well diversified product sales and sources of  growth All products have comparable gross margins 2020 Revenue by Segment (% Total) 7 2020 Revenue by Product Family Revenue by Geography Sports  Medicine/ Other Scoliosis  Trauma &  Deformity  29% 67% 4% 24% 11% 76% 89% 0% 20% 40% 60% 80% 100% 2019 2020 International USA * Excluding ($2.7) million revenue reduction

A Proven Strategy Since 2011 8 Deploy  Instrument  Sets Sales Focus on Teaching  Institutions and  High Volume  Hospitals Expand  Addressable  Procedures Expand Clinical  Education  Programs Goals  Accelerate sales growth  Develop and acquire novel technologies

New Systems & Product Launches (2017-2018)

Trauma & Deformity



Titanium PediPlates® System
(Expands physeal tethering offering)



Clavicle Plate System
(First pediatric specific system)



Wrist Fusion Plate System
(First pediatric specific system)



PediFlex Advanced



Pediatric Nailing Platform | FEMUR
(Expands into adolescent cases)

Scoliosis





FIREFLY® Pedicle Screw Navigation Guides
(Complementary to RESPONSE Spine System)



FireFly S2/Alar



RESPONSE 4.5/4.75/5.0mm System
(Maximizes intraoperative flexibility)

Sports Medicine



Medial Patella Femoral Ligament Reconstruction System
(Complementary to ACL Reconstruction System)

9

Internal Developments & 2 Select Acquisitions

Trauma & Deformity

Acquired June'19



Orthex
(External fixation hardware / software)

Launched Sept'19



Next Generation Cannulated Screw Systems

Launched Nov'19



PediFoot
(First pediatric foot system)

Launched Dec'19



QuickPack™ Bone Void Filler

Launched Mar'20


Screw Placement

Large Fragment Cannulated Screw System

Launching 2021



PediFoot Expansion

Launched 2020 / 2021



Orthex AUS / EMEA

Scoliosis

Launched Feb'19



BandLoc DUO System



Neuromuscular FDA approval Mar'20



RESPONSE™ Neuromuscular System

Acquired Apr'20



ApiFix MID-C System
(Non-fusion technology)

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Knee (Sports Medicine) Strong Pipeline Expanding Our Addressable Market Spine Foot & Ankle Hip & Long  Bone CMF Proximal  Humerus Elbow Hand &  Wrist Pelvis Clavicle Rib OP Today OP Tomorrow Now Under Development Demonstrated ability to  expand portfolio to full array of pediatric surgeries 11 Growing Rods

Leading Edge Systems in Development  12 Emerging surgical trends not being pursued by  major spine companies  Intervention in patients as young as 10 Reversible, non‐fusion procedures Developing IP portfolio Working with panel of leading surgeons  Proof of concept established in 2018 with  substantial development in 2019 2 embodiments: (1) scoliosis (2) intramedullary  nailing   OP will offer significant improvements to  current technology Smart Implants Early Onset Scoliosis

Sales Coverage in the U.S. and 45 Countries United States 88.6% of 2020  Revenue  38 Independent  Sales Agencies,  most of which are  exclusive* International 11.4% of 2020  Revenue  14 Independent  Sales Agencies + 41 Stocking  Distributors* OP’s U.S. business shifted from hybrid model to 100% indirect in 2016 Sales agencies are independent legal entities that take title to and resell product very rarely Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Direct in UK, IRE, AUS, NZ, CAN, BE, NL, IT, D, A, CH 13 * Data as of March 31, 2021

Vilex Acquisition 14 Transaction Details Acquisition: In June 2019 OP purchased Vilex1 and its Orthex Hexapod2 system with proprietary point‐and‐click planning  software, for $60 million ($50 million cash + $10 million shares) Divestiture: In December 2019 OP sold the adult assets and Orthex license for non‐pediatrics market to Squadron Capital for $25  million cash. Net: Orthex Hexapod investment of $35 million Benefits Expands OP’s Trauma & Deformity business into new segment  valued at $200 million globally Expands Trauma & Deformity’s breadth from 60% to 80% of  addressable market Increases surgeon reach to limb reconstruction specialists who  treat pediatric patients beyond children’s hospitals, generating  pull‐through of other products Divestiture allows OP to remain committed solely to pediatrics  with cross license rights 1 Vilex generated $6.7 million of revenue in 2018 (most of which was adult) 2 Hexapod had 50% annual revenue growth since FDA clearance in mid‐2016; generated $5.1 million of revenue in 2018

Orthex Advantages 15 Disruptive Technology Construct allows 90° angulation Unique calibrated structs and HA‐coated pins Patented point and click software Significantly simplifies surgery planning and  subsequent alignments Dror Paley, MD – Pediatric orthopedic KOL Introduced Ilizarov method in U.S. Defend competitive position and risk Defend other potential acquirers from entering  the pediatric space

ApiFix Acquisition 16 Transaction Details Acquisition: In April 2020, OP purchased ApiFix1 and its MID‐C minimally invasive deformity correction system, for 934,768 shares  of common stock and $2 million in cash paid at closing, plus  milestone payments and an earnout over a period of four years Benefits Expands OP’s Scoliosis business into non‐fusion market, the holy  grail of pediatric scoliosis surgery One of only two non‐fusion technologies approved by the U.S. FDA  and granted pediatric HDE Least invasive, unilateral system that acts as an internal brace with  motion‐preserving capabilities to avoid permanently limiting  spinal range of motion Measurable reductions in surgery time, blood loss, hospitalization,  recovery time, and complication rates Extremely high sales/dollar of set inventory Strong global IP protection: 48 granted patents and 28 patent  applications2 1 ApiFix generated $0.5 million of revenue in 2019 2 As of May 4, 2021 ApiFix Procedure Spinal Fusion ApiFix Procedure Fusion Procedure

A Game‐Changing  Surgical Option ApiFix is a Viable Alternative to Failed Bracing and Spinal Fusion for the  Treatment of Progressive Scoliosis (AIS) Fusion Surgery Curves > 50º Exercise Curves < 25º Brace Curves 25º- 40º ApiFix System   Curves 35º - 60º 17

• Viable alternative to failed bracing and spinal fusion with  motion‐preserving technique ‐ Self‐adjusting rod and novel polyaxial joints • Least invasive surgical solution ‐ Placed posteriorly and unilaterally on the concave  aspect of the curvature ‐ No thoracic surgeon; no need to collapse the lung • Removable (burns no bridges) • Surgery time 1‐2 hours with blood loss <50cc • Post‐surgery hospital stays of 1‐2 days ‐ Patient recovery measured in days, not months • Low complication and revision rates • FDA and CE Mark approved procedure backed by clinical  data on 500+ patients and long‐term (9 year) data 18 Minimally Invasive Deformity Correction (MID‐C) System for Scoliosis ApiFix Procedure Advantages

Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity  Reputation with pediatric          orthopedic societies Dynamic culture New Competitors Would Face Formidable Obstacles “The ship has sailed.” Competitive Landscape 19

What Does Category Leadership Mean? Surgeon relationships and     clinical education  Relationships with surgeons who use  entire portfolio Major provider of clinical education  Leading supporter of surgical societies Custom instruments Attractive growth and  margin profile Consistent growth since inception 77% gross margin in FY 2020 History of efficient capital  utilization Robust organic growth  opportunities $3.3 billion addressable global market Limited focused competition Focused, experienced distribution Instrument set placements drive growth Broadest, most innovative       product offering 14 years’ clinical understanding  New product pipeline Pediatric Market Gateway for  distributed products and joint product developments 20

Financial Review

$6.7 $9.3 $13.3 $15.8 $18.4 $24.9 $28.8 $34.9 $43.5 $55.1 $0.4 $0.9 $2.8 $3.9 $5.3 $6.1 $8.5 $10.7 $14.1 $17.5 $8.1 $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 $85 $90 $95 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Re ve nu e   ($  in  M ill io ns ) U.S. International Consistent 20+% Revenue Growth Since Inception 22 $23.7 * Preliminary unaudited figures $63.0

Growth by Geography



80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
19%
28%
21%
21%
20%
21%
35%
16%
31%
30%
32%
30%
30%
-32%
12%
-12%
-67%
-25%
17%
-34%
7%
26%
-78%
-0.1%
26%
56%
31%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q30
4Q20
1Q21
Domestic
International
Total

23

Category Revenue Summary



Revenue ($ in Millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
2014
2015
2016
2017
2018
2019
2020
1Q20
1Q21
$0.8
$3.6
$19.3
$1.1
$7.4
$22.5
$1.1
$9.4
$26.8
$1.2
$11.6
$32.8
$1.2
$16.7
$39.7
$1.7
$21.5
$49.4
$2.7
$20.7
$47.7
$0.4
$3.7
$12.2
$1.0
$6.0
$14.6
+120%
+60%
+19%
Trauma & Deformity
Scoliosis
Sports Medicine/Other

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Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 25 22% 26% 27% 25% 21% 26% 27% 26% 21% 26% 27% 25% 20% 25% 29% 26% 23% 19% 31% 27% 0% 5% 10% 15% 20% 25% 30% 35% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Re ve nu e  as  %  o f T ot al  Y ea r

Income Statement Summary 26 ($ in Millions)  1 Net loss per share attributable to common stockholders – basic and diluted FY 2018 FY 2019 FY 2020 Revenue $57.6 $72.6 $71.1 Growth % 26% 26% (.01%) Gross Profit $42.7 $54.6 $55.0 Margin % 74% 75% 77% Operating  Expenses $52.2 $63.7 $81.8 Operating Loss ($9.6) ($9.1) ($26.8) Net Loss ($12.0) ($13.7) ($32.9) Net Loss per  Share1 ($0.96) ($0.94) ($1.82) 1Q 2020 1Q 2021 $16.4 $21.5 12% 31% $12.2 $16.3 75% 76% $16.7 $22.3 ($4.5) ($6.0) ($4.9) ($10.4) ($0.30) ($0.54)

Adjusted EBITDA Reconciliation 27 Three Months Ended           March 31,  2020 2021 Net loss from continuing operations ($4.9) ($10.4) Interest expense, net 0.4 0.7 Other expense 0.1 (0.2) Provision for income tax (benefit) ‐ (0.3) Depreciation and amortization 1.4 2.5 Stock‐based compensation 1.0 1.3 Fair value adjustment of contingent consideration ‐ 4.2 Acquisition related costs 0.1 ‐ Non‐recurring professional fees 0.6 Accrued Legal Settlement Costs ‐ 0.2 Adjusted EBITDA ($2.1) ($1.4)* ($ in Millions)  *includes a 0.5 extraordinary legal fees Some numbers may not add up to due rounding

Adjusted EBITDA Reconciliation 28 Three Months Ended           March 31,  2020 2021 Earnings (loss) per share, diluted (GAAP) ($0.54) ($0.30) Accretion of interest attributable to acquisition installment  payments 0.03 ‐ Fair value adjustment of contingent consideration 0.22 ‐ Non‐recurring professional fees 0.03 ‐ Accrued Legal Settlement Costs 0.01 ‐ Earnings (loss) per share, diluted (non‐GAAP) ($0.25) ($0.30)

Balance Sheet 29 Assets Cash & Restricted Cash $78.0 Accounts receivable 16.6 Inventory (net) 55.3 Other current assets 2.2 PP&E (net) 28.3 Intangibles and Goodwill 133.0 Total Assets $313.4 ($ in Millions)  As of March 31, 2021 Liabilities Accounts payable $12.0 Debt 1.1 Accrued expenses 10.1 Acquisition & Other Liab 67.9 Paid‐in capital 390.0 Accumulated deficit (net) (172.0) Accumulated other  4.3 Total Liabilities / Equity $313.4

Summary  Surgeon relationships and     clinical education  Attractive growth and  margin profile Robust organic growth  opportunities Broadest, most innovative       product offering 30